UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4103

Seligman High Income Fund Series
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 850-1864
Date of fiscal year end:	12/31
Date of reporting period:	6/30/08

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
High-Yield Fund

Mid-Year Report
June 30, 2008

Seeking a High Level of
Current Income and the
Potential for Capital
Appreciation by Investing
in a Diversified Portfolio
of High-Yield Securities

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Performance and
Portfolio Overview	2

Understanding and
Comparing Your
Fund’s Expenses	7

Portfolio of Investments	8

Statement of
Assets and Liabilities	18

Statement of
Operations	19

Statements of
Changes in Net Assets	20

Notes to Financial
Statements	21

Financial Highlights	29

Trustees and
Executive Officers	33

Additional Fund
Information	34

Seligman Investments

EXPERIENCE • INSIGHT • SOLUTIONS

To The Shareholders

Your mid-year shareholder report for Seligman High-Yield Fund, a series of Seligman High Income Fund Series (the “Series”), follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements as of June 30, 2008.

For the six months ended June 30, 2008, Seligman High-Yield Fund delivered a total return of -3.6%, based on the net asset value of Class A shares. For the same period, the Fund’s benchmark, the Lehman Brothers U.S. Corporate High-Yield 2% Issuer Capped Index, returned -1.1%, and the Fund’s peers, as measured by the Lipper High Current Yield Funds Average, returned -2.1%.

On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. The conversion did not affect individual shareholder account values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund.

On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire J. & W. Seligman & Co. Incorporated (“Seligman”), the Series’ manager, in a transaction that is likely to close in the fourth quarter of 2008. Consummation of the acquisition of Seligman will result in Seligman becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of Seligman and an assignment and automatic termination of the Series’ current management agreement with Seligman for the Fund. On July 29, 2008, the Series’ Board approved, with respect to the Fund, a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise. The new advisory agreement will be presented to the shareholders of the Fund for their approval.

Thank you for your continued support of Seligman High-Yield Fund.

By order of the Board of Trustees,

William C. Morris Chairman	Brian T. Zino President

August 25, 2008

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman High-Yield Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.5% maximum sales charge that became effective on January 7, 2008. Although for all periods presented the Fund’s Class A shares reflect the 4.5% maximum sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if the 4.75% maximum sales charge then in effect was incurred. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund. Class I shares do not have sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance and Portfolio Overview

Investment Results

Total Returns
For Periods Ended June 30, 2008
		Average Annual
					Class C	Class I	Class R
					Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03
Class A
With Sales Charge	(7.98)%	(9.95)%	3.81%	(0.74)%	n/a	n/a	n/a
Without Sales Charge	(3.63)	(5.69)	4.77	(0.28)	n/a	n/a	n/a
Class B
With CDSC†	(8.59)	(10.71)	3.65	n/a	n/a	n/a	n/a
Without CDSC	(3.98)	(6.39)	3.94	(0.87)††	n/a	n/a	n/a
Class C
With 1% CDSC	(4.89)	(7.24)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(3.97)	(6.37)	3.94	n/a	(0.73)%	n/a	n/a
Class I	(3.12)	(4.75)	5.27	n/a	n/a	4.81%	n/a
Class R
With 1% CDSC	(4.35)	(6.48)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(3.43)	(5.61)	4.59	n/a	n/a	n/a	4.83%
Benchmarks**
Lehman Brothers U.S. Corporate
High-Yield 2% Issuer Capped Index	(1.08)	(1.74)	6.84	5.01	5.54 #	7.78	7.42
Lipper High Current Yield
Funds Average	(2.07)	(3.31)	5.94	3.54	4.06	6.45	6.49

Net Asset Value Per Share

	6/30/08	12/31/07	6/30/07

Class A	$2.92	$3.17	$3.38
Class B	2.92	3.17	3.38
Class C	2.93	3.18	3.39
Class I	2.93	3.17	3.37
Class R	2.93	3.17	3.38

Dividend Per Share and Yield Information

For Periods Ended June 30, 2008
Dividendsø	SEC 30-Day Yieldsøø
$0.1372	8.73%
0.1259	8.37
0.1259	8.48
0.1426	9.65
0.1334	8.83

See footnotes on page 4.

Performance and Portfolio Overview

Investment Results

*	Returns for periods of less than one year are not annualized.
**

The Lehman Brothers U.S. Corporate High-Yield 2% Issuer Capped Index (“Lehman Index”) and the Lipper High Current Yield Funds Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of fees, taxes and sales charges. The Lehman Index also excludes the effect of expenses. The Lipper Average is an average of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt instruments. The Lehman Index covers the US corporate bond market of high-yield bonds denominated in US dollars, and is included for comparison with Fund performance. The Lehman Index is constrained from having greater than 2% of the securities of a single issuer. Although the Fund may hold greater than 2% of the securities of a single issuer, the Fund has no current intention of owning greater than 5% of the securities of a single issuer. Investors cannot invest directly in an average or an index.

ø	Represents per share amount paid or declared for the six months ended June 30, 2008.
øø	Current yield, representing the annualized yield for the 30-day period ended June 30, 2008, has been computed in accordance with SEC regulations and will vary.
†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
††	Ten-year return of Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.
#	From May 28, 1999.

Performance and Portfolio Overview

Largest Industries
June 30, 2008

Largest Portfolio Changes
During the Six Months Ended June 30, 2008

Largest Purchases
CDX HY 10 TR 8.875, 6/29/2013*
Freeport-McMoRan Copper & Gold 8.375%, 4/1/2017*
Forest Oil 7.25%, 6/15/2019*
Nortel Network 10.75%, 7/15/2016*
Ford Motor 7.45%, 7/16/2031
Sprint Nextel 6%, 12/1/2016*
Dollar General 11.875%, 7/15/2017*
CHS Community Health System 8.875%, 7/15/2015*
Bristow Group 7.5%, 9/15/2017*
Verso Paper Holdings 11.375%, 8/1/2016*
Largest Sales
Reynolds American 7.625%, 6/1/2016**
Norcross Safety Products 9.875%, 8/15/2011**
iShares Russell 2000 Index Fund**
SPDR Trust Series 1**
Echostar DBS 7.125%, 2/1/2016**
Qwest 7.5%, 10/1/2014**
GMAC 7.25%, 3/2/2011**
Forest Oil 7.25%, 6/15/2019**
Echostar DBS 7%, 10/1/2013**
Fresenius Medical Care Capital Trust 7.875%,
6/15/2011**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Performance and Portfolio Overview

Top Ten Companies†
June 30, 2008

		Percent
		of Net
Security	Value	Assets
Ford Motor	$5,275,774	2.4
AES	5,158,318	2.3
CDX HY 10 TR	4,643,750	2.1
HCA	4,176,250	1.9
General Motors	3,865,265	1.8
Service Corporation	3,642,438	1.7
Reddy Ice Holdings	3,390,000	1.5
FelCor Lodging	2,933,400	1.3
Ikon Office Solutions	2,871,375	1.3
Chesapeake Energy	2,867,000	1.3

The amounts shown for the top ten companies represent the aggregate value of the Fund’s investments in securities issued by the companies or their affiliates.

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Ratings§
June 30, 2008
Moody’s
Baa	1.3%
Ba	24.8
B	49.3
Caa	21.0
Non-rated	3.6
Duration*
June 30, 2008	4.2 years

†	Excludes short-term holdings.
§	Credit ratings are those issued by Moody’s Investors Services, Inc. Percentages are based on the market values of long-term corporate bond holdings.
*

Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to present time.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2008 and held for the entire six-month period ended June 30, 2008.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning		Ending	Expenses Paid	Ending	Expenses Paid
	Account	Annualized	Account	During Period	Account	During Period
	Value	Expense	Value	1/1/08 to	Value	1/1/08 to
	1/1/08	Ratio*	6/30/08	6/30/08**	6/30/08	6/30/08**
Class A	$1,000.00	1.44%	$963.70	$7.03	$1,017.70	$7.22
Class B	1,000.00	2.19	960.20	10.67	1,013.97	10.97
Class C	1,000.00	2.19	960.30	10.67	1,013.97	10.97
Class I	1,000.00	0.88	968.80	4.29	1,020.50	4.41
Class R	1,000.00	1.69	965.70	8.26	1,016.46	8.47

*

Expenses of Class B, Class C, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.

**

Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2008 to June 30, 2008, multiplied by the average account value over the period, multiplied by 182/366 (number of days in the period).

Portfolio of Investments (unaudited)
June 30, 2008

	Principal
	Amount	Value
Corporate Bonds 82.7%

Aerospace 0.9%
Hawker Beechcraft 9.75%, 4/1/2017*	$225,000	$226,125
L3 Communications 5.875%, 1/15/2015	2,000,000	1,855,000
		2,081,125

Airlines 0.4%
Continental Airlines 8.75%, 12/1/2011	1,150,000	776,250

Automobiles 3.7%
Allison Transmission 11%, 11/1/2015*	1,000,000	900,000
Ford Motor:
8%, 12/15/2016	750,000	545,822
7.45%, 7/16/2031	5,250,000	3,084,375
General Motors:
7.2%, 1/15/2011	500,000	386,250
6.75%, 12/1/2014	1,000,000	661,213
8.375%, 7/15/2033	3,625,000	2,165,937
Westinghouse Air Brake Technologies 6.875%, 7/31/2013	500,000	496,250
		8,239,847

Broadcasting 0.4%
LBI Media 8.5%, 8/1/2017	1,000,000	775,000

Building Products 0.8%
Ply Gem Industries 9%, 2/15/2012	1,250,000	740,625
Texas Industries 7.25%, 7/15/2013	1,100,000	1,100,000
		1,840,625

Cable 2.3%
Charter Communications Holdings I:
13.5%, 1/15/2014	1,370,000	979,550
11%, 10/1/2015	500,000	373,125
Charter Communications Holdings II 10.25%, 9/15/2010	1,000,000	972,500
CSC Holdings 6.75%, 4/15/2012	1,000,000	945,000
Liberty Media 8.5%, 7/15/2029	1,000,000	899,483
Mediacom Broadband 8.5%, 10/15/2015	1,000,000	898,750
		5,068,408

Capital Goods 1.3%
Harland Clarke Holdings:
7.426%, 5/15/2015	1,000,000	745,000
9.5%, 5/15/2015	2,000,000	1,650,000
SPX 7.625%, 12/15/2014*	450,000	457,312
		2,852,312

See footnotes on page 17.

Portfolio of Investments (unaudited)
June 30, 2008

	Principal
	Amount	Value
Chemicals 2.5%
KI Holdings 0% (9.875%†), 11/15/2014	$2,700,000	$2,457,000
MacDermid 9.5%, 4/15/2017	1,000,000	910,000
Momemtive Performance 11.5%, 12/1/2016	250,000	187,500
Mosaic 7.625% 12/1/2016*	950,000	1,016,500
Nova Chemicals 5.953%, 11/15/2013#	1,000,000	855,000
		5,426,000

Consumer Products 2.2%
ACCO Brands 7.625%, 8/15/2015	2,000,000	1,810,000
Jarden 7.5%, 5/1/2017	750,000	656,250
Jostens 0% (10.25%†), 12/1/2013*	2,525,000	2,461,875
		4,928,125

Containers 2.3%
AEP Industries 7.875%, 3/15/2013	1,450,000	1,363,000
Crown Cork & Seal 8%, 4/15/2023	1,250,000	1,112,500
Graham Packaging:
9.5%, 8/15/2013	250,000	240,000
9.875%, 10/15/2014	250,000	222,500
Owens-Brockway Glass Container 8.25%, 5/15/2013	2,000,000	2,060,000
		4,998,000

Diversified Telecommunication 2.3%
Citizens Communications 6.625%, 3/15/2015	650,000	593,125
Hawaiian Telecommunications 12.5%, 5/1/2015	1,250,000	318,750
Nordic 8.875%, 5/1/2016	1,500,000	1,477,500
Qwest:
6.5%, 6/1/2017	800,000	718,000
6.875%, 9/15/2033	500,000	415,000
Sprint Nextel 6%, 12/1/2016	1,500,000	1,292,036
Windstream 8.625%, 8/1/2016	250,000	250,625
		5,065,036

Electric 2.4%
Aquila 14.875%, 7/1/2012##	1,800,000	2,101,500
Midwest Generation 8.3%, 7/2/2009	1,025,870	1,033,564
Sierra Pacific Resources 8.625%, 3/15/2014	609,000	641,469
TXU 5.55%, 11/15/2014	2,000,000	1,575,746
		5,352,279

Energy 3.2%
Atlas Pipeline Partners 8.125%, 12/15/2015	1,000,000	987,500
Bristow Group 7.5%, 9/15/2017	1,000,000	1,007,500
Complete Production Services 8%, 12/15/2016	950,000	953,562
El Paso 7%, 6/15/2017	2,000,000	1,967,376
Helix Energy Solutions 9.5%, 1/15/2016†	950,000	978,500
OPTI Canada:
7.875%, 12/15/2014	900,000	893,250
8.25%, 12/15/2014	250,000	250,000
		7,037,688

See footnotes on page 17.

Portfolio of Investments (unaudited)
June 30, 2008

	Principal
	Amount	Value
Environmental 0.6%
Browning-Ferris Industries 7.4%, 9/15/2035	$1,500,000	$1,432,500

Finance 2.8%
Ashtead 9%, 8/15/2016	1,000,000	885,000
Ford Motor Credit:
10.25%, 9/15/2010	500,000	436,145
8.625%, 11/1/2010	1,425,000	1,209,432
GMAC 8%, 11/1/2031	1,000,000	651,865
Nuveen Investments 10.5%, 11/15/2015*	1,000,000	927,500
Rental Service 9.5%, 12/1/2014	1,000,000	840,000
SGS International 12%, 12/15/2013	950,000	876,375
USI Holdings:
6.551%, 11/15/2014	250,000	210,000
9.75%, 5/15/2015	250,000	216,250
		6,252,567

Food and Beverage 4.8%
Constellation Brands 8.375%, 12/1/2011	500,000	508,750
Dean Foods 7%, 6/1/2016	1,000,000	872,500
Del Monte:
8.625%, 12/15/2012	1,950,000	1,989,000
6.75%, 2/15/2015	750,000	718,125
Pilgrims Pride 8.375%, 5/1/2017	2,150,000	1,591,000
Reddy Ice Holdings 0%(10.5%†), 11/1/2012	4,000,000	3,390,000
Smithfield Foods:
7%, 8/1/2011	650,000	596,375
7.75%, 7/1/2017	1,000,000	835,000
		10,500,750

Food and Staples Retailing 1.2%
Duane Reade 9.75%, 8/1/2011	1,150,000	1,035,000
Rite Aid 9.5%, 6/15/2017	250,000	166,250
Stater Brothers Holdings 8.125%, 6/15/2012	500,000	505,000
Susser Holdings 10.625%, 12/15/2013	1,000,000	1,020,000
		2,726,250

Gaming 2.6%
Harrah’s Operating 10.75%, 2/1/2016*	250,000	208,750
Inn Of The Mountain Gods 12%, 11/15/2010	1,250,000	1,081,250
Mandalay Resort Group 9.375%, 2/15/2010	2,750,000	2,763,750
San Pasqual 8%, 9/15/2013	1,000,000	915,000
Station Casinos 6.875%, 3/1/2016	1,400,000	771,750
		5,740,500

See footnotes on page 17.

Portfolio of Investments (unaudited)
June 30, 2008

	Principal
	Amount	Value
Health Care Facilities and Supplies 7.0%
Advanced Medical Optics 7.5%, 5/1/2017	$500,000	$462,500
Boston Scientific 6.4%, 6/15/2016	250,000	236,250
Cardinal Health 9.5%, 4/15/2015	900,000	810,000
Centene 7.25%, 4/1/2014	1,000,000	950,000
CHS Community Health System 8.875%, 7/15/2015	1,000,000	1,011,250
DaVita 7.25%, 3/15/2015	1,500,000	1,466,250
HCA:
9.125%, 11/15/2014*	500,000	512,500
6.5%, 2/15/2016	2,000,000	1,675,000
9.25%, 11/15/2016	500,000	516,250
7.5%, 11/6/2033	1,900,000	1,472,500
HealthSouth:
9.133%, 6/15/2014#	1,350,000	1,377,000
10.75%, 6/15/2016*##	1,000,000	1,080,000
Invacare 9.75%, 2/15/2015	500,000	502,500
Omega Healthcare Investors 7%, 1/15/2016	2,000,000	1,890,000
Omnicare 6.875%, 12/15/2015	250,000	232,500
Tenet Healthcare 9.25%, 2/1/2015	1,200,000	1,182,000
		15,376,500

Home Builders 0.1%
Toll 8.25%, 12/1/2011	250,000	243,125

Leisure 0.8%
HRP Myrtle Beach Operations 7.382%, 4/1/2012##	1,000,000	865,000
Universal City Florida Holding 7.623%, 5/1/2010##	1,000,000	970,000
		1,835,000

Lodging 2.0%
Felcor Lodging 9%, 6/1/2011	2,750,000	2,701,875
Host Marriott 6.75%, 6/1/2016	2,000,000	1,785,000
		4,486,875

Metals and Mining 3.6%
Aleris International 10%, 12/15/2016	1,000,000	737,500
FMG Finance 10%, 9/1/2013*	2,000,000	2,205,000
Freeport-McMoRan Copper & Gold 8.375%, 4/1/2017	2,000,000	2,113,280
Gerdau Ameristeel 10.375%, 7/15/2011	1,750,000	1,826,563
Massey Energy 6.875%, 12/15/2013	500,000	490,000
Peabody Energy 6.875%, 3/15/2013	500,000	503,750
		7,876,093

Miscellaneous 2.1%
CDX HY 10 TR 8.875%, 6/29/2013*	5,000,000	4,643,750

See footnotes on page 17.

Portfolio of Investments (unaudited)
June 30, 2008

	Principal
	Amount	Value
Oil and Gas Producers 4.3%
Chesapeake Energy 7.625%, 7/15/2013	$3,050,000	$2,867,000
Forest Oil 7.25%, 6/15/2019	2,000,000	1,930,000
Mariner Energy 8%, 5/15/2017	1,000,000	972,500
Petrohawk Energy 9.125%, 7/15/2013	1,000,000	1,030,000
Plains Exploration Production 7.75%, 6/15/2015	1,650,000	1,670,625
W & T Offshore 8.25%, 6/15/2014*	950,000	921,500
		9,391,625

Paper and Forest Products 2.7%
Cascades 7.25%, 2/15/2013	250,000	218,750
Domtar 7.875%, 10/15/2011	1,000,000	1,010,000
Georgia-Pacific 8.875%, 5/15/2031	3,000,000	2,790,000
Newpage 10%, 5/1/2012	500,000	508,750
Smurfit-Stone Container 8%, 3/15/2017	500,000	402,500
Verso Paper Holdings 11.375%, 8/1/2016	1,000,000	952,500
		5,882,500

Publishing 2.9%
Dex Media 0% (9%†), 11/15/2013*	3,225,000	2,322,000
R H Donnelley 8.875%, 1/15/2016	3,000,000	1,815,000
Idearc 8%, 11/15/2016*	2,000,000	1,267,500
Reader’s Digest 9%, 2/15/2017*	1,250,000	918,750
		6,323,250

Road and Rail 0.4%
American Railcar Industries 7.5%, 3/1/2014	1,000,000	935,000

Satellite 0.4%
Sirius Satellite Radio 9.625%, 8/1/2013	1,000,000	815,000

Services 3.5%
Avis Budget Car Rental 5.176%, 5/15/2014#	1,250,000	975,000
Kar Holdings:
8.75%, 5/1/2014	500,000	437,500
10%, 5/1/2015	500,000	422,500
Neff 10%, 6/1/2015	2,250,000	866,250
Service Corporation 7%, 6/15/2017	3,450,000	3,312,000
West 11%, 10/15/2016	2,000,000	1,700,000
		7,713,250

Specialty Retail 2.2%
Asbury Automotive Group 7.625%, 3/15/2017	950,000	769,500
Dollar General 11.875%, 7/15/2017	1,400,000	1,330,000
Michaels Stores 11.375%, 11/1/2016	250,000	200,000
Neiman Marcus 9%, 10/15/2015	1,000,000	992,500
Sally Holdings 10.5%, 11/15/2016	1,000,000	957,500
Toys R Us 7.375%, 10/15/2018	500,000	372,500
Yankee Acquisition 9.75%, 2/15/2017	250,000	181,250
		4,803,250

See footnotes on page 17.

Portfolio of Investments (unaudited)
June 30, 2008

	Principal
	Amount or
	Shares		Value
Technology 6.8%
Freescale Semiconductor 10.125%, 12/15/2016	$2,800,000		$2,149,000
Ikon Office Solutions 7.75%, 9/15/2015	2,850,000		2,871,375
Nortel Network 10.75%, 7/15/2016	1,500,000		1,492,500
Seagate Technology 6.375%, 10/1/2011	1,950,000		1,896,375
Serena Software 10.375%, 3/15/2016	1,000,000		935,000
STATS Chip Pac 7.5%, 7/19/2010	1,825,000		1,927,656
Sunguard Data System 9.125%, 8/15/2013	1,500,000		1,522,500
Syniverse Technologies 7.75%, 8/15/2013	950,000		897,750
Viasystems 10.5%, 1/15/2011	1,250,000		1,240,625
			14,932,781

Textiles, Apparel and Shoes 0.8%
Quiksilver 6.875%, 4/15/2015	2,125,000		1,816,875

Utilities 6.4%
AES 9.375%, 9/15/2010	4,500,000		4,758,750
Allegheny Energy Supply 7.8%, 3/15/2011	2,000,000		2,055,000
Dynegy Holdings:
8.75%, 2/15/2012	1,000,000		1,020,000
8.375%, 5/1/2016	2,500,000		2,437,500
Edison Mission Energy 7%, 5/15/2017	1,950,000		1,833,000
Mirant Americas Generation 8.5%, 10/1/2021	250,000		234,375
NRG Energy 7.375%, 2/1/2016	1,900,000		1,793,125
			14,131,750
Total Corporate Bonds (Cost $201,501,732)			182,299,886

Common Stocks 6.7%

Aerospace 0.3%
BE Aerospace**	6,905	shs.	160,817
Hexcel**	15,530		299,729
L-3 Communications Holdings	3,470		315,319
			775,865

Airlines 0.1%
Continental Airlines**	11,425		115,507
UAL**	9,635		50,295
			165,802

Broadcasting 0.1%
Clear Channel Communications	3,425		120,560

Cable 0.1%
Charter Communications (Class A)**	154,380		162,099

See footnotes on page 17.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares	Value
Chemicals 0.2%
The Mosaic**	2,120	$306,764
Terra Industries**	2,700	133,245
		440,009

Communications Equipment 0.2%
Corning	15,930	367,186

Containers 0.4%
Crown Holdings**	15,970	415,060
Silgan Holdings	8,110	411,501
		826,561

Diversified Telecommunication 0.6%
Citizens Communications	26,900	305,046
Crown Castle International**	6,775	262,396
Leap Wireless International	2,000	86,340
Level 3 Communications	92,800	273,760
Sprint Nextel	13,000	123,500
tw telecom**	16,300	261,289
		1,312,331

Electric 0.1%
Sierra Pacific Resources	18,750	238,313

Energy 0.1%
El Paso	12,965	281,859

Finance 0.0%
E*TRADE Financial**	24,470	76,836

Food and Beverage 0.1%
Constellation Brands (Class A)**	16,300	323,718

Gaming 0.3%
Las Vegas Sands**	4,995	236,963
Starwood Hotels & Resorts Worldwide	7,500	300,525
Wynn Resorts	1,695	137,888
		675,376

Health Care Facilities and Supplies 0.4%
HealthSouth**	11,505	191,328
Omega Healthcare Investors	21,000	349,650
Omnicare	5,820	152,600
Psychiatric Solutions**	7,575	286,638
		980,216

Hotels, Restaurants and Leisure 0.1%
Domino’s Pizza**	15,790	181,585

Lodging 0.1%
FelCor Lodging Trust	22,050	231,525

See footnotes on page 17.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares	Value
Machinery 0.3%
AGCO*	5,030	$263,622
Flowserve	1,400	191,380
Terex**	5,150	264,555
		719,557

Media 0.1%
Cinemark Holdings	17,700	231,162

Metals and Mining 0.3%
Companhia Vale do Rio Doce “CVRD” (ADR)	4,850	173,727
Freeport-McMoRan Copper & Gold	1,625	190,434
Peabody Energy	3,000	264,150
Reliance Steel and Aluminium	1,865	143,773
		772,084

Office Electronics 0.1%
Xerox	17,700	240,012

Oil and Gas Producers 0.3%
Forest Oil**	4,000	298,000
Williams Companies	9,155	369,038
		667,038

Paper and Forest Products 0.1%
Domtar**	22,475	122,489
Smurfit-Stone Container**	23,513	95,698
		218,187

Real Estate Investment Trusts 0.2%
Senior Housing Properties Trust	17,465	341,091

Road and Rail 0.3%
Hertz Global Holdings	21,485	206,256
Kansas City Southern**	9,300	409,107
		615,363

Services 0.3%
Allied Waste Industries**	23,490	296,444
Service Corporation	33,513	330,438
		626,882

Specialty Retail 0.3%
Asbury Automotive Group	15,930	204,701
Blockbuster (Class A)	53,600	134,000
Saks	21,640	237,607
		576,308

See footnotes on page 17.

Portfolio of Investments (unaudited)
June 30, 2008

	Shares or
	Principal
	Amount		Value
Technology 0.4%
Applied Materials	9,345	shs.	$178,396
ON Semiconductor	33,940		311,230
Seagate Technology	18,425		352,471
			842,097

Utilities 0.8%
AES**	20,800		399,568
Allegheny Energy	4,840		242,532
Calpine	11,150		251,544
Mirant**	6,200		242,730
Reliant Energy**	10,315		219,400
TECO Energy	15,665		336,641
			1,692,415
Total Common Stocks (Cost $17,074,094)			14,702,037

Short-Term Holdings 9.0%

Equity-Linked Notes†† 7.4%
Deutsche Bank:
44.1%, 8/5/2008 (1)(a)	$3,000,000		3,042,900
41.5%, 10/1/2008 (1)(b)	3,000,000		2,251,680
36.15%, 10/10/2008 (1)(c)	3,000,000		2,440,677
Goldman Sachs Group:
33.75%, 7/11/2008 (1)(d)	3,000,000		2,873,070
13.5%, 12/24/2008 (2)(e)	3,000,952		2,885,201
Merrill Lynch 17%, 12/24/2008 (2)(f)	3,000,000		2,866,842
Total Equity-Linked Notes (Cost $18,000,952)			16,360,370

Repurchase Agreement 1.4%
Fixed Income Clearing Corporation 1.75%, dated 6/30/2008,
maturing 7/1/2008, in the amount of $3,188,155, collateralized by: $3,345,000 Freddie Mac 5.625%, 11/23/2035
with a fair market value of $3,286,463 (Cost $3,188,000)	3,188,000		3,188,000

Corporate Bond 0.2%
Qwest Communications 6.176%, 2/15/2009#
(Cost $341,325)	333,000		333,000

Total Short-Term Holdings (Cost $21,530,277)			19,881,370

Total Investments (Cost $240,106,103) 98.4%			216,883,293

Other Assets Less Liabilities 1.6%			3,606,956

Net Assets 100.0%			$220,490,249

See footnotes on page 17.

Portfolio of Investments (unaudited)
June 30, 2008

*	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Security Act of 1933.
**	Non-income producing security.
#	Floating rate security, the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at June 30, 2008.
##	Pay-in-kind bond.
†	Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
††	The security may be offered and sold only to a “qualified institutional buyer” under Rule 144A of the Securities Act of 1933. These notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:
	(1)	The principal amount of the notes plus or minus the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes:
		(a)	Chesapeake Energy, Leap Wireless International and NRG Energy
		(b)	Apple, Goodyear Tire & Rubber and Host Hotels & Resorts
		(c)	Flextronics International, Invacare and Owens-Illinois
		(d)	Ball, Corrections Corporation of America and Kindred Healthcare
(2)

The lesser of i) the principal amount of the notes, or ii) the principal amount of the notes plus or minus the return of the Index or Fund value determined at maturity from the date of purchase of the notes:

		(e)	Standard & Poor’s 500 Index
		(f)	iShares Russell 2000 Index Fund
ADR — American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
June 30, 2008

Assets:
Investments, at value:
Corporate bonds (cost $201,501,732)	$182,299,886
Common stocks (cost $17,074,094)	14,702,037
Equity-linked notes (cost $18,000,952)	16,360,370
Other short-term holdings (cost $3,529,325)	3,521,000
Total investments (cost $240,106,103)	216,883,293
Cash	680,665
Restricted cash	4,000
Dividends and interest receivable	4,471,438
Receivable for shares of Beneficial Interest sold	423,349
Expenses prepaid to shareholder service agent	15,217
Other	22,830
Total Assets:	222,500,792

Liabilities:
Payable for shares of Beneficial Interest repurchased	1,012,754
Dividends payable	696,011
Management fee payable	122,622
Distribution and service (12b-1) fees payable	88,662
Accrued expenses and other	90,494
Total Liabilities	2,010,543
Net Assets	$220,490,249

Composition of Net Assets:
Shares of Beneficial Interest, at par (unlimited shares authorized;
$0.001 par value; 75,373,426 shares outstanding):
Class A	$47,084
Class B	5,494
Class C	18,520
Class I	2,637
Class R	1,637
Additional paid-in capital	1,622,057,924
Dividends in excess of net investment income (Note 7)	(81,398)
Accumulated net realized loss (Note 7)	(1,378,338,839)
Net unrealized depreciation of investments	(23,222,810)
Net Assets	$220,490,249

Net Asset Value Per Share:
Class A ($137,608,537 ÷ 47,084,892 shares)	$2.92
Class B ($16,057,266 ÷ 5,494,295 shares)	$2.92
Class C ($54,316,841 ÷ 18,520,037 shares)	$2.93
Class I ($7,714,748 ÷ 2,636,657 shares)	$2.93
Class R ($4,792,857 ÷ 1,637,545 shares)	$2.93

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2008

Investment Income:
Interest	$11,136,189
Dividends	146,546
Other income	93,162
Total Investment Income	11,375,897

Expenses:
Management fee	776,221
Distribution and service (12b-1) fees	581,226
Shareholder account services	432,500
Registration	57,882
Custody and related services	52,561
Auditing and legal fees	38,190
Shareholder reports and communications	27,552
Directors’ fees and expenses	9,524
Miscellaneous	13,277
Total Expenses	1,988,933
Net Investment Income	9,386,964

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	(5,954,481)
Net change in unrealized depreciation of investments	(12,290,884)
Net Loss on Investments	(18,245,365)
Decrease in Net Assets from Operations	$(8,858,401)

See Notes to Financial Statements.

Statements of Changes In Net Assets
(unaudited)

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
Operations:
Net investment income	$9,386,964	$21,245,777
Net realized gain (loss) on investments	(5,954,481)	2,476,980
Net change in unrealized depreciation of investments	(12,290,884)	(20,609,207)
Increase (Decrease) in Net Assets from Operations	(8,858,401)	3,113,550

Distributions to Shareholders:
Dividends from net investment income:
Class A	(6,021,650)	(13,071,745)
Class B	(713,424)	(2,389,457)
Class C	(943,405)	(1,484,108)
Class D	(1,206,561)	(3,523,423)
Class I	(323,481)	(596,414)
Class R	(178,443)	(180,630)
Total	(9,386,964)	(21,245,777)
Dividends in excess of net investment income:
Class A	(737,483)	(60,184)
Class B	(87,374)	(11,001)
Class C	(115,540)	(6,833)
Class D	(147,769)	(16,222)
Class I	(39,617)	(2,746)
Class R	(21,854)	(832)
Total	(1,149,637)	(97,818)
Decrease in Net Assets from Distributions	(10,536,601)	(21,343,595)

Transactions in Shares of Beneficial Interest:
Net proceeds from sales of shares	8,945,360	18,867,364
Investment of dividends	6,805,378	12,135,001
Exchanged from associated funds	5,176,819	8,317,206
Total	20,927,557	39,319,571
Cost of shares repurchased	(32,516,523)	(88,936,830)
Exchanged into associated funds	(5,279,635)	(8,945,482)
Total	(37,796,158)	(97,882,312)
Decrease in Net Assets from Transactions in Shares
of Beneficial Interest	(16,868,601)	(58,562,741)
Decrease in Net Assets	(36,263,603)	(76,792,786)

Net Assets:
Beginning of period	256,753,852	333,546,638
End of Period (includes undistributed (dividends in excess of)
net investment income of $(81,398) and $800,229, respectively)	$220,490,249	$256,753,852

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.

Organization and Multiple Classes of Shares — Seligman High-Yield Fund (the “Fund”) is a series of Seligman High Income Fund Series (the “Series”) which is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Fund offers the following five classes of shares:

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (4.5% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans that have at least $2,000,000 in Plan assets may purchase Class A shares at net asset value, but in the event of a plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Trustees of the Series (the “Board”) approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their relative net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Fixed income securities not listed on an exchange or security market are valued by independent pricing services based on bid prices, which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”)

Notes to Financial Statements (unaudited)

based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 – quoted prices in active markets for identical investments; Level 2 – other significant observable inputs (including quoted prices in inactive markets or for similar investments, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 3). The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and market risk. High-yield securities are subject to higher volatility in yield and market value and a greater risk of loss of principal and interest than higher-rated, investment grade fixed income securities.

b.

Equity-Linked Notes — The Fund may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

c.

Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

d.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2008, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

f.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is

Notes to Financial Statements (unaudited)

recorded on an accrual basis. The Fund amortizes discount and premium on portfolio securities for financial reporting purposes.

	g.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates.

h.

Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2008.

3.	Fair Value Measurements — A summary of the value of the Fund’s investments as of June 30, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value
Level 1 – Quoted Prices	$14,702,037
Level 2 – Other Significant Observable Inputs	202,181,256
Level 3 – Significant Unobservable Inputs	—
Total	$216,883,293

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Series who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets and 0.55% per annum of the Fund’s average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets. (Note 11)

For the six months ended June 30, 2008, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $12,721 from sales of Class A shares. Commissions of $108,564 were also paid to dealers for sales of Class A shares.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2008, fees incurred under the Plan aggregated $183,109 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares (only through May 16, 2008), and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

Notes to Financial Statements (unaudited)

For the six months ended June 30, 2008, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares (only through May 16, 2008), and 0.50% per annum of average daily net assets of Class R shares, amounted to $96,012, $129,306, $161,423, and $11,376, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the six months ended June 30, 2008, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $7,797.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A , Class C, Class D (only through May 16, 2008), and Class R shares. For the six months ended June 30, 2008, such charges amounted to $14,932. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended June 30, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $432,500 for shareholder account services in accordance with a methodology approved by the Fund’s trustees. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. At June 30, 2008, the Series’ potential obligation under the Guaranties is $562,600. As of June 30, 2008, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2008, of $2,271 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.

Committed Line of Credit — The Fund is a participant in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2008, the Fund did not borrow from the credit facility.

Notes to Financial Statements (unaudited)

6.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2008, amounted to $46,565,787 and $72,763,612, respectively.

7.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2008, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2008, the cost of investments for federal income tax purposes was $240,677,914. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $175,825 and the amortization of premium for financial reporting purposes of $395,986.

At June 30, 2008, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$2,334,912
Gross unrealized depreciation of portfolio securities	(26,129,533)
Net unrealized depreciation of portfolio securities	(23,794,621)
Undistributed ordinary income	316,860
Capital loss carryforwards	(1,370,110,003)
Current period net realized loss*	(8,053,011)
Total accumulated losses	$(1,401,640,775)

* Includes post-October losses of $1,815,990 from prior year.

At December 31, 2007, the Fund had net capital loss carryforwards for federal income tax purposes of $1,370,110,003, which are available for offset against future taxable net capital gains, with $255,659,477 expiring in 2008, $668,622,539 expiring in 2009, $444,283,739 expiring in 2010, and $1,544,248 expiring in 2012. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There can be no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire.

In addition, from November 1, 2007 through December 31, 2007, the Fund incurred $1,815,990 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2008. These losses will be available to offset future taxable net gains.

For the six months ended June 30, 2008 and the year ended December 31, 2007, all of the distributions to shareholders were from ordinary income.

Notes to Financial Statements (unaudited)

8.

Transactions in Shares of Beneficial Interest — The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Six Months Ended		Year Ended
	June 30, 2008†		December 31, 2007
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,452,256	$4,416,742	2,729,400	$9,144,259
Investment of dividends	1,313,864	3,961,235	2,104,623	7,010,714
Exchanged from associated funds	971,103	2,965,714	1,806,733	6,038,741
Converted from Class B*	1,301,819	3,915,463	6,015,436	20,295,266
Total	5,039,042	15,259,154	12,656,192	42,488,980
Cost of shares repurchased	(6,906,323)	(20,926,557)	(14,534,335)	(48,718,477)
Exchanged into associated funds	(1,415,268)	(4,239,487)	(1,795,032)	(6,016,925)
Total	(8,321,591)	(25,166,044)	(16,329,367)	(54,735,402)
Decrease	(3,282,549)	$(9,906,890)	(3,673,175)	$(12,246,422)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	49,742	$150,433	112,758	$383,117
Investment of dividends	153,115	461,585	357,206	1,194,988
Exchanged from associated funds	273,539	832,106	246,892	827,688
Total	476,396	1,444,124	716,856	2,405,793
Cost of shares repurchased	(773,003)	(2,352,834)	(3,947,963)	(13,295,661)
Exchanged into associated funds	(93,175)	(278,445)	(292,681)	(972,233)
Converted to Class A*	(1,299,776)	(3,909,614)	(6,000,823)	(20,269,764)
Total	(2,165,954)	(6,540,893)	(10,241,467)	(34,537,658)
Decrease	(1,689,558)	$(5,096,769)	(9,524,611)	$(32,131,865)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	302,188	$913,932	304,932	$1,037,817
Investment of dividends	202,419	613,537	250,119	838,384
Exchanged from associated funds	94,917	287,465	98,412	329,611
Converted from Class D**	13,656,923	42,336,461	—	—
Total	14,256,447	44,151,395	653,463	2,205,812
Cost of shares repurchased	(1,127,962)	(3,413,971)	(2,777,948)	(9,409,915)
Exchanged into associated funds	(204,666)	(615,083)	(147,236)	(492,795)
Total	(1,332,628)	(4,029,054)	(2,925,184)	(9,902,710)
Increase (decrease)	12,923,819	$40,122,341	(2,271,721)	$(7,696,898)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	624,012	$1,915,927	1,116,139	$3,760,170
Investment of dividends	358,224	1,079,041	696,691	2,330,079
Exchanged from associated funds	351,599	1,081,841	330,693	1,117,653
Total	1,333,835	4,076,809	2,143,523	7,207,902
Cost of shares repurchased	(1,739,790)	(5,284,392)	(4,882,575)	(16,394,820)
Exchanged into associated funds	(48,292)	(146,503)	(435,188)	(1,463,413)
Converted to Class C**	(13,656,923)	(42,336,461)	—	—
Total	(15,445,005)	(47,767,356)	(5,317,763)	(17,858,233)
Decrease	(14,111,170)	$(43,690,547)	(3,174,240)	$(10,650,331)

†	January 1, 2008 to May 16, 2008, in the case of Class D shares.
*

Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

**	Effective May 16, 2008, Class D shares were converted to Class C shares.

Notes to Financial Statements (unaudited)

	Six Months Ended		Year Ended
	June 30, 2008		December 31, 2007
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	74,868	$227,500	532,585	$1,785,760
Investment of dividends	121,002	364,902	176,969	588,755
Total	195,870	592,402	709,554	2,374,515
Cost of shares repurchased	(60,022)	(182,587)	(240,107)	(806,581)
Increase	135,848	$409,815	469,447	$1,567,934
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	429,102	$1,314,977	823,413	$2,730,739
Investment of dividends	107,631	325,078	52,006	172,081
Exchanged from associated funds	3,137	9,693	1,037	3,513
Total	539,870	1,649,748	876,456	2,906,333
Cost of shares repurchased	(117,923)	(356,182)	(93,796)	(311,376)
Exchanged into associated funds	(39)	(117)	(34)	(116)
Total	(117,962)	(356,299)	(93,830)	(311,492)
Increase	421,908	$1,293,449	782,626	$2,594,841

9.

Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Notes to Financial Statements (unaudited)

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10.	Recently Issued Accounting Pronouncement — In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Fund is currently evaluating the impact of the adoption of SFAS 161 on the Fund’s financial statements and related disclosures.

11.	Subsequent Events — On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire the Manager in a transaction that is likely to close in the fourth quarter of 2008. Under the 1940 Act, consummation of the acquisition of the Manager will result in the Manager becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of the Manager and an assignment and automatic termination of the Series’ current management agreement with the Manager for the Fund. On July 29, 2008, the Series’ Board approved, with respect to the Fund, a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise. The new advisory agreement will be presented to the shareholders of the Fund for their approval.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

	Six Months
	Ended	Year Ended December 31,
Class A	6/30/08	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Period	$3.17	$3.39	$3.31	$3.51	$3.55		$3.16
Income (Loss) from Investment Operations:
Net investment income	0.12	0.25	0.21	0.24	0.27		0.26
Net realized and unrealized gain (loss)
on investments	(0.23)	(0.22)	0.10	(0.19)	(0.04)		0.40
Total from Investment Operations	(0.11)	0.03	0.31	0.05	0.23		0.66
Less Distributions:
Dividends from net investment income	(0.12)	(0.25)	(0.21)	(0.24)	(0.27)		(0.26)
Dividends in excess of net investment income	(0.02)	—	(0.02)	(0.01)	—	ø	(0.01)
Total Distributions	(0.14)	(0.25)	(0.23)	(0.25)	(0.27)		(0.27)
Net Asset Value, End of Period	$2.92	$3.17	$3.39	$3.31	$3.51		$3.55
Total Return	(3.63)%	0.81%	9.74%	1.57%	7.03%		21.84%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$137,609	$159,566	$183,042	$186,311	$222,827		$248,869
Ratio of expenses to average net assets	1.44%†	1.38%	1.34%	1.36%	1.28%		1.30%
Ratio of net investment income to average
net assets	8.03%†	7.41%	6.42%	7.05%	7.78%		7.88%
Portfolio turnover rate	21.30%	77.94%	99.04%	79.90%	53.38%		141.00%

See footnotes on page 32.

Financial Highlights (unaudited)

	Six Months
	Ended	Year Ended December 31,
Class B	6/30/08	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$3.17	$3.39	$3.32	$3.52	$3.55	$3.17
Income (Loss) from Investment Operations:
Net investment income	0.11	0.22	0.19	0.21	0.24	0.24
Net realized and unrealized gain (loss)
on investments	(0.23)	(0.21)	0.09	(0.18)	(0.02)	0.39
Total from Investment Operations	(0.12)	0.01	0.28	0.03	0.22	0.63
Less Distributions:
Dividends from net investment income	(0.11)	(0.22)	(0.19)	(0.21)	(0.24)	(0.24)
Dividends in excess of net investment income	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)	(0.01)
Total Distributions	(0.13)	(0.23)	(0.21)	(0.23)	(0.25)	(0.25)
Net Asset Value, End of Period	$2.92	$3.17	$3.39	$3.32	$3.52	$3.55
Total Return	(3.98)%	0.07%	8.62%	0.84%	6.53%	20.64%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$16,057	$22,760	$56,664	$122,052	$228,229	$319,267
Ratio of expenses to average net assets	2.19%†	2.13%	2.09%	2.11%	2.03%	2.05%
Ratio of net investment income to average
net assets	7.28%†	6.66%	5.67%	6.30%	7.03%	7.13%
Portfolio turnover rate	21.30%	77.94%	99.04%	79.90%	53.38%	141.00%

Class C
Per Share Data:
Net Asset Value, Beginning of Period	$3.18	$3.40	$3.33	$3.52	$3.56	$3.17
Income (Loss) from Investment Operations:
Net investment income	0.11	0.22	0.19	0.21	0.24	0.24
Net realized and unrealized gain (loss)
on investments	(0.23)	(0.21)	0.09	(0.17)	(0.03)	0.40
Total from Investment Operations	(0.12)	0.01	0.28	0.04	0.21	0.64
Less Distributions:
Dividends from net investment income	(0.11)	(0.22)	(0.19)	(0.21)	(0.24)	(0.24)
Dividends in excess of net investment income	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)	(0.01)
Total Distributions	(0.13)	(0.23)	(0.21)	(0.23)	(0.25)	(0.25)
Net Asset Value, End of Period	$2.93	$3.18	$3.40	$3.33	$3.52	$3.56
Total Return	(3.97)%	0.07%	8.60%	1.13%	6.22%	20.98%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$54,317	$17,788	$26,742	$33,833	$48,012	$59,892
Ratio of expenses to average net assets	2.19%†	2.13%	2.09%	2.11%	2.03%	2.05%
Ratio of net investment income to average
net assets	7.28%†	6.66%	5.67%	6.30%	7.03%	7.13%
Portfolio turnover rate	21.30%	77.94%	99.04%	79.90%	53.38%	141.00%

See footnotes on page 32.

Financial Highlights (unaudited)

	1/1/08
	to	Year Ended December 31,
Class D	5/16/08*	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Period	$3.18	$3.40	$3.33	$3.52	$3.56		$3.17
Income (Loss) from Investment Operations:
Net investment income	0.11	0.22	0.19	0.21	0.24		0.24
Net realized and unrealized gain (loss)
on investments	(0.09)	(0.21)	0.09	(0.17)	(0.03)		0.40
Total from Investment Operations	0.02	0.01	0.28	0.04	0.21		0.64
Less Distributions:
Dividends from net investment income	(0.10)	(0.22)	(0.19)	(0.21)	(0.24)		(0.24)
Dividends in excess of net investment income	—	(0.01)	(0.02)	(0.02)	(0.01)		(0.01)
Total Distributions	(0.10)	(0.23)	(0.21)	(0.23)	(0.25)		(0.25)
Net Asset Value, End of Period	$3.10	$3.18	$3.40	$3.33	$3.52		$3.56
Total Return	0.65%	0.07%	8.60%	1.13%	6.22%		20.98%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	—	$44,860	$58,752	$70,959	$100,125		$128,582
Ratio of expenses to average net assets	2.19%†	2.13%	2.10%	2.11%	2.03%		2.05%
Ratio of net investment income to average
net assets	7.56%†	6.66%	5.67%	6.30%	7.03%		7.13%
Portfolio turnover rate	21.30%#	77.94%	99.04%	79.90%	53.38%		141.00%
	Six Months
	Ended	Year Ended December 31,
Class I	6/30/08	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Period	$3.17	$3.39	$3.31	$3.51	$3.55		$3.16
Income (Loss) from Investment Operations:
Net investment income	0.13	0.26	0.23	0.25	0.29		0.28
Net realized and unrealized gain (loss)
on investments	(0.23)	(0.22)	0.10	(0.18)	(0.04)		0.40
Total from Investment Operations	(0.10)	0.04	0.33	0.07	0.25		0.68
Less Distributions:
Dividends from net investment income	(0.13)	(0.26)	(0.23)	(0.25)	(0.29)		(0.28)
Dividends in excess of net investment income	(0.01)	—	(0.02)	(0.02)	—	ø	(0.01)
Total Distributions	(0.14)	(0.26)	(0.25)	(0.27)	(0.29)		(0.29)
Net Asset Value, End of Period	$2.93	$3.17	$3.39	$3.31	$3.51		$3.55
Total Return	(3.12)%	1.18%	10.23%	2.01%	7.46%		22.38%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$7,715	$7,924	$6,879	$7,299	$6,500		$5,472
Ratio of expenses to average net assets	0.88%†	0.88%	0.85%	0.91%	0.85%		0.95%
Ratio of net investment income to average
net assets	8.59%†	7.91%	6.92%	7.50%	8.21%		8.23%
Portfolio turnover rate	21.30%	77.94%	99.04%	79.90%	53.38%		141.00%

See footnotes on page 32.

Financial Highlights (unaudited)

	Six Months					4/30/03**
	Ended	Year Ended December 31,				to
Class R	6/30/08	2007	2006	2005	2004	12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$3.17	$3.39	$3.31	$3.51	$3.55	$3.37
Income (Loss) from Investment Operations:
Net investment income	0.12	0.24	0.20	0.23	0.25	0.17
Net realized and unrealized gain (loss)
on investments	(0.23)	(0.22)	0.10	(0.19)	(0.02)	0.19
Total from Investment Operations	(0.11)	0.02	0.30	0.04	0.23	0.36
Less Distributions:
Dividends from net investment income	(0.12)	(0.24)	(0.20)	(0.23)	(0.25)	(0.17)
Dividends in excess of net investment income	(0.01)	—	(0.02)	(0.01)	(0.02)	(0.01)
Total Distributions	(0.13)	(0.24)	(0.22)	(0.24)	(0.27)	(0.18)
Net Asset Value, End of Period	$2.93	$3.17	$3.39	$3.31	$3.51	$3.55
Total Return	(3.43)%	0.56%	9.48%	1.32%	6.76%	10.99%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4,793	$3,856	$1,468	$689	$720	$2
Ratio of expenses to average net assets	1.69%†	1.62%	1.59%	1.61%	1.53%	1.56%†
Ratio of net investment income to average
net assets	7.78%†	7.17%	6.17%	6.80%	7.53%	7.64%†
Portfolio turnover rate	21.30%	77.94%	99.04%	79.90%	53.38%	141.00%##

†	Annualized.
*	Date of conversion to Class C shares.
**	Commencement of offering of shares.
#	Computed at the Fund level for the six months ended June 30, 2008.
##	Computed at the Fund level for the year ended December 31, 2003.
ø	Less than + or – $0.005.
See Notes to Financial Statements.

Trustees

Maureen Fonseca 2, 3
• Head of School, The Masters School
• Trustee, New York State Association of
Independent Schools and Greens Farms
Academy
• Commissioner, Middle States Association

John R. Galvin 1, 3
• Dean Emeritus, Fletcher School of Law and
Diplomacy at Tufts University
• Chairman Emeritus, American Council on
Germany

John F. Maher 1, 3
• Retired President, Chief Executive Officer, and
former Director, Great Western Financial
Corporation and its principal subsidiary, Great
Western Bank

Frank A. McPherson 2, 3
• Retired Chairman of the Board and Chief
Executive Officer, Kerr-McGee Corporation
• Director, DCP Midstream GP, LLP, Integris
Health, Oklahoma Medical Research
Foundation, Oklahoma Foundation for
Excellence in Education, National Cowboy and
Western Heritage Museum, and Oklahoma City
Museum of Art

Betsy S. Michel 2, 3
• Attorney
• Trustee, The Geraldine R. Dodge Foundation
and Drew University
William C. Morris
• Chairman and Director, J. & W. Seligman & Co.
Incorporated, Carbo Ceramics Inc., Seligman
Advisors, Inc., and Seligman Services, Inc.
• Director, Seligman Data Corp.
• President and Chief Executive Officer, The
Metropolitan Opera Association

Leroy C. Richie 1, 3
• Counsel, Lewis & Munday, P.C.
• Director, Vibration Control Technologies, LLC
• Lead Outside Director, Digital Ally Inc. and
Infinity, Inc.
• Director and Chairman, Highland Park Michigan
Economic Development Corp.
• Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3
• Ambassador and Permanent Observer of the
Sovereign Military Order of Malta to the United
Nations

James N. Whitson 1, 3
• Retired Executive Vice President and Chief
Operating Officer, Sammons Enterprises, Inc.
• Director, CommScope, Inc.

Brian T. Zino
• Director and President,
J. & W. Seligman & Co. Incorporated
• Chairman, Seligman Data Corp.
• Director, Seligman Advisors, Inc. and Seligman
Services, Inc.
• Member of the Board of Governors, Investment
Company Institute

Member:	1 Audit Committee
2 Trustee Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris	Paul A. Langlois	Thomas G. Rose
Chairman	Vice President	Vice President
Brian T. Zino	J. Eric Misenheimer	Lawrence P. Vogel
President and Chief Executive	Vice President	Vice President and Treasurer
Officer	Henry P. Rose	Paul B. Goucher
Eleanor T.M. Hoagland	Vice President	Secretary
Vice President and Chief
Compliance Officer

Additional Fund Information

Fund Symbols		General Distributor	General Counsel
Class A:	SHYBX	Seligman Data Corp.	Sullivan & Cromwell LLP
Class B:	SBBHX	100 Park Avenue
Class C:	SHCCX	New York, NY 10017	Important Telephone Numbers
Class R:	SHYRX		(800) 221-2450	Shareholder Services
		Shareholder Service Agent	(800) 445-1777	Retirement Plan
Manager		Seligman Data Corp.		Services
J. & W. Seligman & Co.		100 Park Avenue	(212) 682-7600	Outside the
Incorporated		New York, NY 10017		United States
100 Park Avenue			(800) 622-4597	24-Hour Automated
New York, NY 10017		Mail Inquiries to:		Telephone Access
		P.O. Box 9759		Service
Providence, RI 02940-9759

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

1	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

[This Page Intentionally Left Blank.]

[This Page Intentionally Left Blank.]

Go paperless —
sign up for E-Delivery
at www.seligman. com
This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman High-Yield Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.
TXHY3 06/08

Seligman
U.S. Government
Securities Fund

Mid-Year Report
June 30, 2008

Seeking High Current
Income by Investing in
US Government Securities

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Performance and
Portfolio Overview	2

Understanding and
Comparing Your
Fund’s Expenses	5

Portfolio of Investments	6

Statement of
Assets and Liabilities	8

Statement of
Operations	9

Statements of
Changes in Net Assets	10

Notes to Financial
Statements	11

Financial Highlights	18

Board of Trustees and
Executive Officers	23

Additional Fund
Information	24

Seligman Investments

EXPERIENCE • INSIGHT • SOLUTIONS

To The Shareholders

Your mid-year shareholder report for Seligman U.S. Government Securities Fund, a series of Seligman High Income Fund Series (the “Series”), follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements as of June 30, 2008.

For the six months ended June 30, 2008, Seligman U.S. Government Securities Fund delivered a total return of 1.5%, based on the net asset value of Class A shares (excluding sales charges). For the same period, the Lehman Brothers Government Bond Index returned 2.1%, and the Blended Index (which is comprised of an equal 50% weighting in the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage Backed Securities Index) returned 2.0%. The Fund’s peers, as measured by the Lipper General US Government Funds Average, returned 0.7%.

On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. The conversion did not affect individual shareholder account values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund.

On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire J. & W. Seligman & Co. Incorporated (“Seligman”), the Series’ manager, in a transaction that is likely to close in the fourth quarter of 2008. Consummation of the acquisition of Seligman will result in Seligman becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of Seligman and an assignment and automatic termination of the Series’ current management agreement with Seligman for the Fund. On July 29, 2008, the Series’ Board approved, with respect to the Fund, a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise. The new advisory agreement will be presented to the shareholders of the Fund for their approval.

Thank you for your continued support of Seligman U.S. Government Securities Fund.

By order of the Board of Trustees,

William C. Morris Chairman	Brian T. Zino President

August 25, 2008

 1

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman U.S. Government Securities Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.5% maximum sales charge that became effective on January 7, 2008. Although for all periods presented the Fund’s Class A shares reflect the 4.5% maximum sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if the 4.75% maximum sales charge then in effect was incurred. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund. Class I shares do not have sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

 2

Performance and Portfolio Overview

Investment Results

Total Returns
For Periods Ended June 30, 2008
		Average Annual
					Class C	Class R
					Since	Since
	Six	One	Five	Ten	Inception	Inception
	Months*	Year	Years	Years	5/27/99	4/30/03
Class A
With Sales Charge	(3.08)%	2.36%	0.93%	3.55%	n/a	n/a
Without Sales Charge	1.52	7.24	1.86	4.04	n/a	n/a
Class B
With CDSC†	(3.84)	1.28	0.74	n/a	n/a	n/a
Without CDSC	1.15	6.28	1.10	3.42 ‡	n/a	n/a
Class C
With 1% CDSC	0.15	5.44	n/a	n/a	n/a	n/a
Without CDSC	1.15	6.44	1.13	n/a	3.46%	n/a
Class R
With 1% CDSC	0.42	5.80	n/a	n/a	n/a	n/a
Without CDSC	1.41	6.80	1.62	n/a	n/a	1.87%
Benchmarks**
Lehman Brothers Government Bond Index	2.06	9.68	3.78	5.70	5.92	4.07
Blended Index	1.95	8.80	4.17	5.73	5.89	4.26
Lipper General US Government Funds Average	0.73	7.05	2.69	4.62	4.82	2.87

Net Asset Value Per Share

	6/30/08	12/31/07	6/30/07
Class A	$6.94	$6.95	$6.70
Class B	6.95	6.96	6.72
Class C	6.95	6.96	6.71
Class R	6.94	6.95	6.71
Durationøøø
June 30, 2008			4.7 years

Dividend Per Share and Yield Information

For Periods Ended June 30, 2008
Dividend Paidø	SEC 30-Day Yieldøø
$0.116	2.30%
0.090	1.67
0.090	1.67
0.108	2.17

See footnotes on page 4.

 3

Performance and Portfolio Overview

Composition of Net Assets
	Percentage of Net Assets
	6/30/08	12/31/07
US Treasury Securities	32.7	21.2
Other US Full Faith and Credit Obligations	3.1	3.1
US Government Agency Obligations	10.4	14.0
Mortgage-Backed Securities	62.5	61.7
Short-Term Holding and Other Assets Less Liabilities	(8.7)	—
Total	100.0	100.0

*	Returns for periods of less than one year are not annualized.
**

The Lehman Brothers Government Bond Index (the “Lehman Index”), the Blended Index, and the Lipper General US Government Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of dividends and exclude the effect of fees, taxes and sales charges. The Lehman Index and the Blended Index also exclude the effect of expenses. The Lipper Average includes funds that invest at least 65% of their assets in US government and government agency issues. The Lehman Index is a benchmark index made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and 20+ Year Treasury Index. The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s manager (the “Manager”). The Blended Index consists of a fifty percent equal weighting in the Lehman Index and the Lehman Brothers Fixed-Rate Mortgage Backed Securities Index (the “Lehman MBS Index”), which covers the fixed-rate agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). In the Manager’s view, the Blended Index better represents the securities in which the Fund expects to invest since Fund shareholders approved amendments to the Fund’s principal investment strategies in October 2005. The Fund’s holdings, however, may not be evenly weighted among the securities covered by the Lehman Index and Lehman MBS Index, and the weighting of the Fund’s holdings may vary significantly among such securities. The Fund is actively managed and its holdings are subject to change. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% if you sell your shares within one year of purchase, and 2% for the five-year period.
‡	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.
ø	Represents per share amount paid or declared for the six months ended June 30, 2008.
øø	Current yield, representing the annualized yield for the 30-day period ended June 30, 2008, has been computed in accordance with SEC regulations and will vary.
øøø	Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to present time.

 4

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2008 and held for the entire six-month period ended June 30, 2008.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period	Value	During Period
	1/1/08	Ratio*	6/30/08	1/1/08 to 6/30/08**	6/30/08	1/1/08 to 6/30/08**
Class A	$1,000.00	1.51%	$1,015.20	$7.57	$1,017.35	$7.57
Class B	1,000.00	2.26	1,011.50	11.30	1,013.63	11.31
Class C	1,000.00	2.26	1,011.50	11.30	1,013.63	11.31
Class R	1,000.00	1.76	1,014.10	8.81	1,016.11	8.82

*

Expenses of Class B, Class C and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**

Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2008 to June 30, 2008, multiplied by the average account value over the period, multiplied by 182/366 (number of days in the period).

 5

Portfolio of Investments (unaudited)
June 30, 2008

	Principal
	Amount		Value
US Full Faith and Credit Obligations 34.9%
US Treasury Bonds:
1.175%, 1/15/2028	$512,610		$487,861
5.375%, 2/15/2031	375,000		416,778
4.5%, 2/15/2036	85,000		84,422
US Treasury STRIPS Principal*:
7.5%, 11/15/2024	1,725,000		804,959
6.625%, 2/15/2027	1,500,000		621,247
US Treasury Notes:
4.625%, 7/31/2009	2,250,000	†	2,303,791
2.125%, 4/30/2010	1,745,000	†	1,732,867
4.5%, 2/28/2011	175,000	†	182,492
4.125%, 8/31/2012	2,330,000		2,412,461
4.25%, 9/30/2012	695,000		723,832
3.875%, 10/31/2012	45,000		46,160
3.125%, 4/30/2013	2,105,000		2,088,063
3.5%, 5/31/2013	750,000		755,801
3.375%, 6/30/2013	1,190,000		1,192,511
4%, 2/15/2014	405,000		417,815
2%, 1/15/2016	281,357		296,436
4.625%, 11/15/2016	1,000,000		1,055,079
4.25%, 11/15/2017	3,315,000		3,387,257
3.5%, 2/15/2018	1,000,000		962,891
3.875%, 5/15/2018	2,465,000		2,445,167
Total US Full Faith and Credit Obligations (Cost $25,679,830)			22,417,890
US Government Agency Obligationsø 10.4%
Fannie Mae:
5.125%, 4/15/2011	2,565,000	†	2,669,493
4.75%, 11/19/2012	730,000		751,653
5%, 7/9/2018	500,00		495,267
Federal Farm Credit Bank 3.5%, 8/5/2010	625,000	†	625,080
Freddie Mac:
6%, 6/15/2011	500,000	†	533,962
5.5%, 8/20/2012	610,000		646,031
5%, 7/15/2014	900,000		932,686
Total US Government Agency Obligations (Cost $6,648,900)			6,654,172
Mortgage-Backed Securitiesøø 63.4%
Ginnie Mae:
4%, 12/16/2028	106,982		106,961
5%, 5/20/2029	500,000		506,344
5.5%, 10/15/2035	1,661,010		1,657,588
5.5%, TBA 7/2008	2,800,000		2,786,437
Small Business Administration 5.199%, 8/10/2012	554,041		559,313
Fannie Maeø:
4.5%, 12/1/2020	1,062,619		1,036,850

See footnotes on page 7.

 6

Portfolio of Investments (unaudited)
June 30, 2008

	Principal
	Amount		Value
Fannie Mae: (continued)
5%, 6/25/2025	$2,000,000		$1,931,716
4.853%, 11/1/2034#	1,152,251	†	1,168,072
4.737%, 8/1/2035#	1,387,056		1,405,859
5.5%, 2/1/2036	2,150,621		2,126,720
5.353%, 4/1/2036#	877,923		883,761
6.051%, 4/1/2036#	1,331,632		1,363,009
5.966%, 8/1/2036#	705,622	†	719,269
5.831%, 9/1/2037#	1,024,835		1,042,702
6.5%, 9/1/2037	2,141,398		2,191,545
6.5%, 12/1/2037	3,768,473		3,884,775
6.5%, TBA 7/2008	3,000,000		3,088,593
5.5%, TBA 7/2008	550,000		542,180
Freddie Macø:
6.17%, 8/1/2036#	850,983	†	873,030
6.114%, 12/1/2036#	1,614,978		1,664,564
5.958%, 4/1/2037#	2,577,929		2,612,356
Freddie Mac Goldø:
5%, 5/1/2018	1,509,089		1,505,804
5.5%, 10/1/2018	1,329,120		1,347,409
7%, 4/1/2038	998,159	†	1,047,871
4.5%, TBA 7/2008	2,000,000		1,932,500
5%, TBA 7/2008	2,750,000		2,716,054
Total Mortgage-Backed Securities (Cost $37,274,906)			40,701,282
Short-Term Holding 4.2%
Repurchase Agreement 4.2%
Fixed Income Clearing Corporation 1.75%, dated 6/30/2008, maturing
7/1/2008, in the amount of $2,735,133, collateralized by:
$2,870,000 Freddie Mac 5.625%, 11/23/2035 with
a fair market value of $2,819,775 (Cost $2,735,000)	2,735,000		2,735,000
Total Investments (Cost $72,338,636) 112.9%			72,508,344
Other Assets Less Liabilities (12.9%)			(8,279,254)
Net Assets 100.0%			$64,229,090

*	STRIPS (Separate Trading of Registered Interest and Principal of Securities) Principal is purchased at a discount, receives no interest and receives a single payment at maturity.
ø	Securities issued by these agencies are neither guaranteed nor issued by the United States Government.
øø	Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
#	Floating rate security, the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at June 30, 2008.
†	At June 30, 2008, these securities with a total value of $11,855,927 were held as collateral for the TBA securities.
TBA—To be announced.
See Notes to Financial Statements.

 7

Statement of Assets and Liabilities (unaudited)
June 30, 2008

Assets:
Investments, at value:
US Full Faith and Credit Obligations (cost $25,679,830)	$22,417,890
US Government Agency Obligations (cost $6,648,900)	6,654,172
Mortgage-Backed Securities (cost $37,274,906)	40,701,282
Short-term holding (cost $2,735,000)	2,735,000
Total investments (cost $72,338,636)	72,508,344
Cash (including restricted cash of $10,000)	1,203,627
Receivable for securities sold	2,435,111
Interest receivable	558,100
Receivable for shares of Beneficial Interest sold	107,149
Expenses prepaid to shareholder service agent	5,446
Other	17,305
Total Assets	76,835,082
Liabilities:
Payable for securities purchased	12,277,672
Payable for shares of Beneficial Interest repurchased	159,287
Dividends payable	65,151
Distribution and service (12b-1) fees payable	27,323
Management fee payable	26,377
Accrued expenses and other	50,182
Total Liabilities	12,605,992
Net Assets	$64,229,090

Composition of Net Assets:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized;
9,249,117 shares outstanding):
Class A	$5,416
Class B	1,035
Class C	2,358
Class R	440
Additional paid-in capital	71,686,879
Dividends in excess of net investment income (Note 7)	(57,500)
Accumulated net realized loss (Note 7)	(7,579,246)
Net unrealized appreciation of investments	169,708
Net Assets	$64,229,090

Net Asset Value Per Share:
Class A ($37,583,039 ÷ 5,415,627 shares)	$6.94
Class B ($7,195,575 ÷ 1,034,647 shares)	$6.95
Class C ($16,393,097 ÷ 2,358,427 shares)	$6.95
Class R ($3,057,379 ÷ 440,416 shares)	$6.94

See Notes to Financial Statements.

 8

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2008

Investment Income:
Interest	$1,582,921

Expenses:
Distribution and service (12b-1) fees	176,888
Management fee	172,273
Shareholder account services	158,718
Registration	42,317
Auditing and legal fees	20,114
Custody and related services	16,062
Shareholder reports and communications	15,325
Trustees’ fees and expenses	3,349
Miscellaneous	4,078
Total Expenses	609,124
Net Investment Income	973,797

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	676,749
Net change in unrealized appreciation of investments	(914,511)
Net Loss on Investments	(237,762)
Increase in Net Assets from Operations	$736,035

See Notes to Financial Statements.

 9

Statements of Changes In Net Assets (unaudited)

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
Operations:
Net investment income	$973,797	$2,066,771
Net realized gain on investments	676,749	57,571
Net change in unrealized appreciation of investments	(914,511)	1,091,242
Increase in Net Assets from Operations	736,035	3,215,584

Distribution to Shareholders:
Net investment income:
Class A	(654,616)	(1,382,704)
Class B	(83,952)	(181,998)
Class C	(86,656)	(121,185)
Class D	(111,902)	(321,812)
Class R	(36,671)	(51,517)
Total	(973,797)	(2,059,216)
Dividends in excess of net investment income:
Class A	(52,155)	—
Class B	(6,689)	—
Class C	(6,904)	—
Class D	(8,915)	—
Class R	(2,922)	—
Total	(77,585)	—
Decrease in Net Assets from Distributions	(1,051,382)	(2,059,216)

Transactions in Shares of Beneficial Interest:
Net proceeds from sales of shares	5,114,379	6,212,172
Investment of dividends	891,424	1,714,738
Exchanged from associated funds	20,366,041	6,781,291
Total	26,371,844	14,708,201
Cost of shares repurchased	(16,589,596)	(16,229,260)
Exchanged into associated funds	(2,756,719)	(5,688,660)
Total	(19,346,315)	(21,917,920)
Increase (Decrease) in Net Assets from Transactions in Shares
of Beneficial Interest	7,025,529	(7,209,719)
Increase (Decrease) in Net Assets	6,710,182	(6,053,351)

Net Assets:
Beginning of period	57,518,908	63,572,259
End of Period (net of dividends in excess of net investment
income of $57,500 and $24,156, respectively)	$64,229,090	$57,518,908

See Notes to Financial Statements.

 10

Notes to Financial Statements (unaudited)

1.

Organization and Multiple Classes of Shares — Seligman U.S. Government Securities Fund (the “Fund”) is a series of Seligman High Income Fund Series (the “Series”), which is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Fund offers the following four classes of shares:

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (4.5% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans that have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but in the event of a plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Trustees of the Series approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their relative net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation and Risk — Investments in US Government and Government agency obligations are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-

 11

Notes to Financial Statements (unaudited)

term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 – quoted prices in active markets for identical investments; Level 2 – other significant observable inputs (including quoted prices in inactive markets or for similar investments, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 3). The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

US government securities are subject to interest rate risk, prepayment risk, credit risk and market risk. Securities that are not guaranteed by the US Government may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest.

b.

Securities Purchased and Sold on a TBA Basis — The Fund may purchase or sell securities (typically mortgage-backed securities) on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above. The Fund segregates securities as collateral for its obligations to purchase TBA mortgage securities.

c.

Mortgage Dollar Rolls — The Fund may enter into mortgage dollar roll transactions using TBAs in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a sale and purchase transaction, with any gain or loss recognized at the time of each sale. The Fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

f.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2008, distribution and service (12b-1) fees were the only class-specific expenses.

g.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of portfolio securities for financial reporting purposes.

 12

Notes to Financial Statements (unaudited)

	h.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

i.

Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2008.

3.	Fair Value Measurements — A summary of the value of the Fund’s investments as of June 30, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs	72,508,344
Level 3 – Significant Unobservable Inputs	—
Total	$72,508,344

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets.

For the six months ended June 30, 2008, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $2,451 from sales of Class A shares. Commissions of $14,317 were also paid to dealers for sales of Class A shares.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2008, fees incurred under the Plan aggregated $51,806, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares (only through May 16, 2008), and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the six months ended June 30, 2008, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares (only through May 16, 2008), and 0.50% per annum of average daily net assets of Class R shares amounted to $35,275, $36,661, $46,701, and $6,445, respectively.

 13

Notes to Financial Statements (unaudited)

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the six months ended June 30, 2008, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $4,511.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D (only through May 16, 2008) and Class R shares. For the six months ended June 30, 2008, such charges amounted to $12,384. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended June 30, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $158,718 for shareholder account services in accordance with a methodology approved by the Fund’s trustees.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. At June 30, 2008, the Series’ potential obligation under the Guaranties is $562,600. As of June 30, 2008, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2008, of $1,031 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.

Committed Line of Credit — The Fund is a participant in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2008, the Fund did not borrow from the credit facility.

6.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2008, amounted to $110,139,760 and $97,623,541, respectively.

7.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will

 14

Notes to Financial Statements (unaudited)

have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2008, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2008, the cost of investments for federal income tax purposes was $72,428,994. The tax basis cost was greater than the cost for financial reporting purposes due to the deferral of losses on wash sales of $42,811 and the amortization of premium for financial reporting purposes of $47,547.

At June 30, 2008, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$545,370
Gross unrealized depreciation of portfolio securities	(466,020)
Net unrealized appreciation of portfolio securities	79,350
Capital loss carryforwards	(8,151,784)
Undistributed ordinary income	1,031
Current period net realized gain*	617,982
Total accumulated losses	$(7,453,421)

*	Net of post-October losses of $2,633 from prior year.

At December 31, 2007, the Fund had net capital loss carryforwards for federal income tax purposes of $8,151,784, which are available for offset against future taxable net capital gains, with $1,438,163 expiring in 2008, $2,770,254 expiring in 2012, $1,912,635 expiring in 2013, and $2,030,732 expiring in 2014. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There can be no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire.

In addition, from November 1, 2007 through December 31, 2007, the Fund incurred $2,633 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2008. These losses will be available to offset future taxable net gains.

8.

Transactions in Shares of Beneficial Interest — The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Six Months Ended		Year Ended
	June 30, 2008		December 31, 2007
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	256,110	$1,810,420	330,169	$2,250,085
Investment of dividends	84,083	589,015	164,842	1,120,783
Exchanged from associated funds	1,788,764	12,606,376	467,532	3,201,817
Converted from Class B*	103,375	726,014	204,624	1,390,068
Total	2,232,332	15,731,825	1,167,167	7,962,753
Cost of shares repurchased	(1,783,997)	(12,439,666)	(1,329,688)	(9,070,085)
Exchanged into associated funds	(263,756)	(1,846,862)	(584,026)	(3,980,147)
Total	(2,047,753)	(14,286,528)	(1,913,714)	(13,050,232)
Increase (decrease)	184,579	$1,445,297	(746,547)	$(5,087,479)

See footnotes on page 16.

 15

Notes to Financial Statements (unaudited)

	Six Months Ended		Year Ended
	June 30, 2008†		December 31, 2007
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	9,601	$69,847	19,111	$130,412
Investment of dividends	10,900	76,450	20,939	142,602
Exchanged from associated funds	610,334	4,305,120	131,564	901,715
Total	630,835	4,451,417	171,614	1,174,729
Cost of shares repurchased	(90,460)	(634,981)	(334,128)	(2,280,744)
Exchanged into associated funds	(79,575)	(559,938)	(73,597)	(500,718)
Converted to Class A*	(103,095)	(725,702)	(204,103)	(1,389,467)
Total	(273,130)	(1,920,621)	(611,828)	(4,170,929)
Increase (decrease)	357,705	$2,530,796	(440,214)	$(2,996,200)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	49,041	$346,943	20,200	$138,160
Investment of dividends	10,230	71,214	14,063	95,830
Exchanged from associated funds	170,170	1,202,405	98,866	676,141
Converted from Class D**	1,722,582	12,075,298	—	—
Total	1,952,023	13,695,860	133,129	910,131
Cost of shares repurchased	(131,199)	(917,058)	(98,862)	(673,174)
Exchanged into associated funds	(23,669)	(166,669)	(86,768)	(592,383)
Total	(154,868)	(1,083,727)	(185,630)	(1,265,557)
Increase (decrease)	1,797,155	$12,612,133	(52,501)	$(355,426)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	205,563	$1,448,165	327,306	$2,233,964
Investment of dividends	16,444	115,785	44,836	305,278
Exchanged from associated funds	315,869	2,231,550	291,266	1,990,662
Total	537,876	3,795,500	663,408	4,529,904
Cost of shares repurchased	(321,774)	(2,271,590)	(521,512)	(3,550,798)
Exchanged into associated funds	(25,539)	(180,119)	(90,173)	(615,412)
Converted to Class C**	(1,722,581)	(12,075,298)	—	—
Total	(2,069,894)	(14,527,007)	(611,685)	(4,166,210)
Increase (decrease)	(1,532,018)	$(10,731,507)	51,723	$363,694
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	204,750	$1,438,692	214,181	$1,458,949
Investment of dividends	5,568	38,960	7,386	50,247
Exchanged from associated funds	2,937	20,590	1,605	10,955
Total	213,255	1,498,242	223,172	1,520,151
Cost of shares repurchased	(46,593)	(326,301)	(96,174)	(654,459)
Exchanged into associated funds	(450)	(3,131)	—	—
Total	(47,043)	(329,432)	(96,174)	(654,459)
Increase	166,212	$1,168,810	126,998	$865,692

*

Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

**	Effective May 16, 2008, Class D shares were converted to Class C shares.
†	January 1, 2008 to May 16, 2008, in the case of Class D shares.

 16

Notes to Financial Statements (unaudited)

9.

Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10.

Subsequent Events — On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire the Manager in a transaction that is likely to close in the fourth quarter of 2008. Under the 1940 Act, consummation of the acquisition of the Manager will result in the Manager becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of the Manager and an assignment and automatic termination of the Series’ current management agreement with the Manager for the Fund. On July 29, 2008, the Series’ Board approved, with respect to the Fund, a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise. The new advisory agreement will be presented to the shareholders of the Fund for their approval.

 17

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investments or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

	Six Months
	Ended	Year Ended December 31,
Class A	6/30/08	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$6.95	$6.80	$6.89	$7.10	$7.23	$7.39
Income (Loss) from Investment Operations:
Net investment income	0.11	0.26	0.24	0.20	0.19	0.18
Net realized and unrealized gain (loss)
on investments	—	0.15	(0.09)	(0.20)	(0.11)	(0.14)
Total from Investment Operations	0.11	0.41	0.15	—	0.08	0.04
Less Distributions:
Dividends from net investment income	(0.11)	(0.26)	(0.24)	(0.20)	(0.19)	(0.18)
Dividends in excess of net investment income	(0.01)	—	—	(0.01)	(0.02)	(0.02)
Total Distributions	(0.12)	(0.26)	(0.24)	(0.21)	(0.21)	(0.20)
Net Asset Value, End of Period	$6.94	$6.95	$6.80	$6.89	$7.10	$7.23
Total Return	1.52%	6.10%	2.33%	—%	1.09%	0.55%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$37,583	$36,335	$40,676	$44,402	$47,553	$59,660
Ratio of expenses to average net assets	1.51%†	1.52%	1.42%	1.50%	1.31%	1.27%
Ratio of net investment income to average
net assets	3.06%†	3.80%	3.55%	2.90%	2.66%	2.38%
Portfolio turnover rate	139.36%	204.04%	347.09%	286.60%	133.02%	250.49%

See footnotes on page 22.

 18

Financial Highlights (unaudited)

	Six Months
	Ended	Year Ended December 31,
Class B	6/30/08	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$6.96	$6.82	$6.90	$7.12	$7.25	$7.40
Income (Loss) from Investment Operations:
Net investment income	0.08	0.21	0.19	0.15	0.14	0.12
Net realized and unrealized gain (loss)
on investments	—	0.14	(0.08)	(0.21)	(0.11)	(0.13)
Total from Investment Operations	0.08	0.35	0.11	(0.06)	0.03	(0.01)
Less Distributions:
Dividends from net investment income	(0.08)	(0.21)	(0.19)	(0.15)	(0.14)	(0.12)
Dividends in excess of net investment income	(0.01)	—	—	(0.01)	(0.02)	(0.02)
Total Distributions	(0.09)	(0.21)	(0.19)	(0.16)	(0.16)	(0.14)
Net Asset Value, End of Period	$6.95	$6.96	$6.82	$6.90	$7.12	$7.25
Total Return	1.15%	5.15%	1.73%	(0.88)%	0.34%	(0.08)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$7,196	$4,713	$7,619	$13,986	$24,045	$40,659
Ratio of expenses to average net assets	2.26%†	2.28%	2.17%	2.26%	2.06%	2.03%
Ratio of net investment income to average
net assets	2.31%†	3.04%	2.80%	2.14%	1.91%	1.62%
Portfolio turnover rate	139.36%	204.04%	347.09%	286.60%	133.02%	250.49%

See footnotes on page 22.

 19

Financial Highlights (unaudited)

	Six Months
	Ended	Year Ended December 31,
Class C	6/30/08	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$6.96	$6.82	$6.90	$7.11	$7.25	$7.40
Income (Loss) from Investment Operations:
Net investment income	0.08	0.21	0.19	0.15	0.14	0.12
Net realized and unrealized gain (loss)
on investments	—	0.14	(0.08)	(0.20)	(0.12)	(0.13)
Total from Investment Operations	0.08	0.35	0.11	(0.05)	0.02	(0.01)
Less Distributions:
Dividends from net investment income	(0.08)	(0.21)	(0.19)	(0.15)	(0.14)	(0.12)
Dividends in excess of net investment income	(0.01)	—	—	(0.01)	(0.02)	(0.02)
Total Distributions	(0.09)	(0.21)	(0.19)	(0.16)	(0.16)	(0.14)
Net Asset Value, End of Period	$6.95	$6.96	$6.82	$6.90	$7.11	$7.25
Total Return	1.15%	5.15%	1.84%	(0.74)%	0.20%	(0.08)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$16,393	$3,906	$4,185	$6,016	$9,764	$18,739
Ratio of expenses to average net assets	2.26%†	2.28%	2.17%	2.26%	2.06%	2.03%
Ratio of net investment income to average
net assets	2.31%†	3.04%	2.80%	2.14%	1.91%	1.62%
Portfolio turnover rate	139.36%	204.04%	347.09%	286.60%	133.02%	250.49%

See footnotes on page 22.

 20

Financial Highlights (unaudited)

	1/1/08
	to		Year Ended December 31,
Class D	5/16/08*		2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$6.96		$6.82	$6.90	$7.11	$7.24	$7.40
Income (Loss) from Investment Operations:
Net investment income	0.07		0.21	0.19	0.15	0.14	0.12
Net realized and unrealized gain (loss)
on investments	0.05		0.14	(0.08)	(0.20)	(0.11)	(0.14)
Total from Investment Operations	0.12		0.35	0.11	(0.05)	0.03	(0.02)
Less Distributions:
Dividends from net investment income	(0.07)		(0.21)	(0.19)	(0.15)	(0.14)	(0.12)
Dividends in excess of net investment income	—		—	—	(0.01)	(0.02)	(0.02)
Total Distributions	(0.07)		(0.21)	(0.19)	(0.16)	(0.16)	(0.14)
Net Asset Value, End of Period	$7.01		$6.96	$6.82	$6.90	$7.11	$7.24
Total Return	1.70%		5.15%	1.70%	(0.74)%	0.34%	(0.22)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	—		$10,660	$10,091	$10,992	$11,556	$14,789
Ratio of expenses to average net assets	2.25	%†	2.28%	2.17%	2.26%	2.06%	2.03%
Ratio of net investment income to average
net assets	2.59	%†	3.04%	2.80%	2.14%	1.91%	1.62%
Portfolio turnover rate	139.36	%ø	204.04%	347.09%	286.60%	133.02%	250.49%

See footnotes on page 22.

 21

Financial Highlights (unaudited)

	Six Months					4/30/03**
	Ended	Year Ended December 31,				to
Class R	6/30/08	2007	2006	2005	2004	12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$6.95	$6.81	$6.89	$7.10	$7.23	$7.36
Income (Loss) from Investment Operations:
Net investment income	0.10	0.24	0.22	0.18	0.17	0.10
Net realized and unrealized gain (loss)
on investments	—	0.14	(0.08)	(0.20)	(0.11)	(0.10)
Total from Investment Operations	(0.10)	0.38	0.14	(0.02)	0.06	—
Less Distributions
Dividends from net investment income	(0.10)	(0.24)	(0.22)	(0.18)	(0.17)	(0.10)
Dividends in excess of net investment income	(0.01)	—	—	(0.01)	(0.02)	(0.03)
Total Distributions	(0.11)	(0.24)	(0.22)	(0.19)	(0.19)	(0.13)
Net Asset Value, End of Period	$6.94	$6.95	$6.81	$6.89	$7.10	$7.23
Total Return	1.41%	5.63%	2.21%	(0.25)%	0.82%	(0.05)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$3,057	$1,905	$1,002	$671	$440	$2
Ratio of expenses to average net assets	1.76%†	1.78%	1.67%	1.76%	1.56%	1.57	%†
Ratio of net investment income to average
net assets	2.81%†	3.54%	3.30%	2.64%	2.41%	2.01	%†
Portfolio turnover rate	139.36%	204.04%	347.09%	286.60%	133.02%	250.49	%øø

*	Date of conversion to Class C shares.
**	Commencement of offering of shares.
†	Annualized.
ø	Computed at the Fund level for the six months ended June 30, 2008.
øø	Computed at the Fund level for the year ended December 31, 2003.
See Notes to Financial Statements.

 22

Board of Trustees

Maureen Fonseca 2, 3
• Head of School, The Masters School
• Trustee, New York State Association of
Independent Schools and Greens Farms
Academy
• Commissioner, Middle States Association

John R. Galvin 1, 3
• Dean Emeritus, Fletcher School of Law and
Diplomacy at Tufts University
• Chairman Emeritus, American Council on
Germany

John F. Maher 1, 3
• Retired President, Chief Executive Officer,
and former Director, Great Western Financial
Corporation and its principal subsidiary, Great
Western Bank

Frank A. McPherson 2, 3
• Retired Chairman of the Board and Chief
Executive Officer, Kerr-McGee Corporation
• Director, DCP Midstream GP, LLP, Integris
Health, Oklahoma Medical Research
Foundation, Oklahoma Foundation for
Excellence in Education, National Cowboy and
Western Heritage Museum, and Oklahoma
City Museum of Art

Betsy S. Michel 2, 3
• Attorney
• Trustee, The Geraldine R. Dodge Foundation
and Drew University
William C. Morris
• Chairman and Director, J. & W. Seligman & Co.
Incorporated, Carbo Ceramics Inc., Seligman
Advisors, Inc. and Seligman Services, Inc.
• Director, Seligman Data Corp.
• President and Chief Executive Officer, The
Metropolitan Opera Association

Leroy C. Richie 1, 3
• Counsel, Lewis & Munday, P.C.
• Director, Vibration Control Technologies, LLC
and OGE Energy Corp.
• Lead Outside Director, Digital Ally Inc. and
Infinity, Inc.
• Director and Chairman, Highland Park
Michigan Economic Development Corp.
• Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3
• Ambassador and Permanent Observer of the
Sovereign Military Order of Malta to the United
Nations

James N. Whitson 1, 3
• Retired Executive Vice President and Chief
Operating Officer, Sammons Enterprises, Inc.
• Director, CommScope, Inc.

Brian T. Zino
• Director and President, J. & W. Seligman & Co.
Incorporated
• Chairman, Seligman Data Corp.
• Director, Seligman Advisors, Inc. and Seligman
Services, Inc.
• Member of the Board of Governors,
Investment Company Institute

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris
Chairman
Brian T. Zino
President and Chief Executive Officer
Eleanor T.M. Hoagland
Vice President and Chief Compliance Officer
Francis L. Mustaro
Vice President
Thomas G. Rose
Vice President
Lawrence P. Vogel
Vice President and Treasurer
Paul B. Goucher
Secretary

 23

Additional Fund Information

Fund Symbols	General Distributor	General Counsel
Class A: SUSGX	Seligman Advisors, Inc.	Sullivan & Cromwell LLP
Class B: SXGMX	100 Park Avenue
Class C: SGVCX	New York, NY 10017	Important Telephone Numbers
Class R: SGVRX		(800) 221-2450	Shareholder Services
	Shareholder Service Agent	(800) 445-1777	Retirement Plan
Manager	Seligman Data Corp.		Services
J. & W. Seligman & Co.	100 Park Avenue	(212) 682-7600	Outside the
Incorporated	New York, NY 10017		United States
100 Park Avenue		(800) 622-4597	24-Hour Automated
New York, NY 10017	Mail Inquiries to:		Telephone Access
	P.O. Box 9759		Service
Providence, RI 02940-9759

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended December 31 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

1	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

 24

Go paperless —
sign up for E-Delivery
at www.seligman. com
This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman U.S. Government Securities Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.
TXUSG3 6/08

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule I – Investments in securities of unaffiliated issuers. Included in Item 1 above.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED
PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN HIGH INCOME FUND SERIES

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date:	September 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date:	September 2, 2008

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	September 2, 2008

SELIGMAN HIGH INCOME FUND SERIES

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.